SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 28, 2004 Date of report (Date of earliest event reported)

PIPER JAFFRAY COMPANIES (Exact Name of Registrant as Specified in its Charter)

Delaware	1-31720	30-0168701

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Nicollet Mall, Suite 800 Minneapolis, Minnesota	55402

(Address of Principal Executive Offices)	(Zip Code)

(612) 303-6000 (Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits.

     (c)  Exhibit

99	Press Release dated January 28, 2004

Item 12. Results of Operations and Financial Condition.

     On January 28, 2004, Piper Jaffray Companies (the “Company”) reported its financial results for its fourth fiscal quarter and its fiscal year ended December 31, 2003. See the Company’s press release dated January 28, 2004, which is furnished as Exhibit 99 hereto.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPER JAFFRAY COMPANIES

Date:	January 28, 2004	/s/ Sandra G. Sponem Sandra G. Sponem Chief Financial Officer

EXHIBIT INDEX

No.	Description	Manner of Filing

99	Press Release dated January 28, 2004	Filed Electronically